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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of FirstCity Financial Corporation (the "COMPANY") on Form 10-K/A for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, J. Bryan Baker, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 /s/ J. Bryan Baker
------------------------------------------
J. Bryan Baker
Senior Vice President and Chief
Financial Officer

Dated: October 21, 2002


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